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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 16, 2001
                    ----------------------------------------
                                (Date of Report)


                                October 12, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                             1-4085                 04-1734655
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(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)        Number)             Identification No.)

       784 Memorial Drive, Cambridge, Massachusetts         02139
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       (Address of principal executive offices)           (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On October 12, 2001, Polaroid Corporation issued a press release that announced the company and its U.S. subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in the U.S. Bankruptcy Court in Wilmington, Delaware. The case has been assigned to the Honorable Judge Peter J. Walsh under case number 01-10864. A copy of the press release announcing the filing is attached as Exhibit 99.1. A copy of the press release announcing Polaroid receipt of the approval of "First Day Orders" is attached as Exhibit 99.2.

ITEM 7(c). EXHIBITS

Exhibit 99.1  Polaroid Corporation press release dated October 12, 2001.
Exhibit 99.2  Polaroid Corporation press release dated October 15, 2001.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLAROID CORPORATION
                                             (Registrant)
                                        By:  /S/ LOUISE L. CAVANAUGH
                                             ----------------------------------
                                             Louise L. Cavanaugh
                                             Senior Corporate Attorney and
                                             Assistant Secretary
DATED: OCTOBER 16, 2001